UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 18, 2019

THIRD COAST MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(346) 241-3400

(Registrant’s telephone number, including area code)

American Midstream Partners, LP

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	AMID	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As further described under Item 5.03 below, effective on July 23, 2019 (the “Conversion Effective Time”), American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), converted into a Delaware limited liability company named “Third Coast Midstream, LLC” (the “Conversion”). References herein to the “Registrant” refer to the Partnership prior to the Conversion and to Third Coast Midstream, LLC following the Conversion. Effective on July 23, 2019, American Midstream GP, LLC, a Delaware limited liability company and the general partner of the Registrant (the “General Partner”), changed its name to “Third Coast Midstream Holdings, LLC” upon a filing of a certificate of amendment to the certificate of formation of the General Partner with the Secretary of State of the State of Delaware (the “Name Change”). References herein to the “General Partner” refer to American Midstream GP, LLC prior to the Name Change and to Third Coast Midstream Holdings, LLC following the Name Change.

Item 1.01	Entry into a Material Definitive Agreement.

Sixth Amended and Restated Agreement of Limited Partnership of the Registrant

On July 23, 2019, the General Partner and Anchor Midstream Acquisition, LLC, a Delaware limited liability company (“Parent”), entered into the Sixth Amended and Restated Agreement of Limited Partnership of the Registrant (the “Sixth LPA”), which amends the Registrant’s Fifth Amended and Restated Agreement of Limited Partnership dated as of April 25, 2016 in accordance with the Merger Agreement (as defined below). Under the terms of the Sixth LPA, the General Partner remained the sole general partner of the Registrant and Parent was the sole limited partner of the Registrant until the Sixth LPA was replaced by the Registrant LLCA (as defined below) in connection with the Conversion and the GP Merger (as defined below).

The foregoing description of the Sixth LPA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Sixth LPA, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Merger Agreement

On July 23, 2019, the General Partner entered into an Agreement and Plan of Merger (the “GP Merger Agreement”) with Parent, pursuant to which Parent merged with and into the General Partner on July 23, 2019 (the “GP Merger”), with the General Partner surviving as the sole member of the Registrant.

Under the terms of the GP Merger Agreement, at the effective time of the GP Merger, the outstanding membership interests of Parent were not converted or exchanged in any manner, and each such membership interest was cancelled and extinguished for no consideration. The issued and outstanding membership interests of the General Partner were converted into Units (as defined in the Fifth Amended and Restated Limited Liability Company Agreement of the General Partner (the “Fifth LLCA”) among the General Partner, 3CM Holdings, LLC (f/k/a High Point Infrastructure Partners, LLC), a Delaware limited liability company, and AMID GP Holdings, LLC, a Delaware limited liability company) as set forth in the Fifth LLCA.

The foregoing description of the GP Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the GP Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. It is not intended to provide any other factual information about the Registrant, the General Partner, or their respective subsidiaries and affiliates.

Limited Liability Company Agreement of Third Coast Midstream, LLC

On July 23, 2019, the General Partner, as sole member of the Registrant following the consummation of the GP Merger, approved the Limited Liability Company Agreement of the Third Coast Midstream, LLC (the “Registrant LLCA”). Under the terms of the Registrant LLCA, the General Partner, as the sole member of the Registrant, was appointed as the Managing Member (as defined in the Registrant LLCA) of the Registrant with full discretion to manage and control the business and affairs of the Registrant.

The foregoing description of the Registrant LLCA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registrant LLCA, which is attached hereto as Exhibit 3.4 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 23, 2019, the Registrant completed its previously announced merger with an affiliate of ArcLight Energy Partners Fund V, L.P. pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) among the General Partner, the Registrant, Parent, Merger Sub, and High Point Infrastructure Partners, LLC, an affiliate of ArcLight Energy Partners

Fund V, L.P. (“ArcLight”), a Delaware limited liability company, pursuant to which Merger Sub merged with and into the Registrant (the “Merger”), with the Registrant surviving the Merger as a wholly owned subsidiary of the General Partner and Parent, a wholly owned subsidiary of an affiliate of ArcLight.

At the effective time of the Merger (the “Merger Effective Time”), pursuant to the terms and conditions set forth in the Merger Agreement, each common unit of the Registrant (each, a “Common Unit”) issued and outstanding immediately prior to the Merger Effective Time, held by parties other than Parent or affiliates or certain other holders, was converted into the right to receive $5.25 in cash, without interest.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on March 18, 2019, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

To the extent applicable, the information included under Item 1.01 and Item 2.01 above is incorporated into this Item 3.01 by reference.

On June 23, 2019, Registrant requested that the New York Stock Exchange (the “NYSE”) file a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the Common Units from the NYSE and to deregister the Common Units under Section 12(b) of the Securities Exchange Act of 1934, as amended. The Common Units were suspended from trading on the NYSE prior to the opening of trading on July 23, 2019.

Item 3.02 Unregistered Sales of Equity Securities.

On July 18, 2019, the Partnership entered into a Redemption Agreement with the General Partner, pursuant to which the General Partner exchanged 100% of the notional general partner units of the Partnership for Common Units (the “Redemption”). In connection with the Redemption, the Partnership issued 980,889 Common Units (the “Redemption Units”) to the General Partner and the notional general partner units were cancelled. Following the Redemption, the General Partner retained a non-economic general partner interest in the Partnership.

The issuance of the Redemption Units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof for transactions by an issuer not involving a public offering.

The foregoing description of the Redemption Agreement and the Redemption does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Redemption Agreement, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent applicable, the information included under Item 1.01 and Item 2.01 above and the information included under Item 5.03 below regarding the Certificate of Conversion, Certificate of Formation, and Registrant LLCA is incorporated into this Item 3.03 by reference.

Pursuant to the Merger Agreement and subject to the terms and conditions thereof, at the Merger Effective Time, each outstanding phantom unit issued pursuant to (i) Registration Statement No. 333-216585, filed on Form S-8 (the “85 Registration Statement”), filed by the Registrant with the SEC on March 9, 2017, registering 312,736 common units representing limited partner interests of the Registrant under the American Midstream Partners, LP Amended and Restated 2014 Long Term Incentive Plan (the “LTIP”), (ii) Registration Statement No. 333-209614, filed on Form S-8 (the “14 Registration Statement”), filed by the Registrant with the SEC on February 19, 2016, registering 6,000,000 common units representing limited partner interests of the Registrant under the Third Amended and Restated American Midstream GP, LLC Long-Term Incentive Plan (the “2014 Plan”, and together with the LTIP, the “Plans”), (iii) Registration Statement No. 333-183290, filed on Form S-8 (the “90 Registration Statement”), filed by the Registrant with the SEC on August 13, 2012, registering 871,750 common units representing limited partner interests of the Registrant under the 2014 Plan, and (iv) Registration Statement No. 333-176438, filed on Form S-8 (the “38 Registration Statement”, and together with the 85 Registration Statement, 14 Registration Statement, and 90 Registration Statement, the “Registration Statements”), filed by the Registrant with the SEC on August 23, 2011, registering 303,602 common units representing limited partner interests of the Registrant under the 2014 Plan, was converted into a right to receive a cash payment in an amount equal to $5.25 in cash (without interest and subject to tax withholding, if applicable) to vest and be payable in accordance with the terms of the underlying award agreement or letter (or the Plans, if there is no separate award agreement or letter), and such amount to be adjusted from and after the Merger Effective Time in accordance with the terms of the Plans. At the Merger Effective Time, the Plans were terminated and from and after the Merger Effective Time there is no obligation under the Plans to grant or issue (and no outstanding awards providing for the grant or issuance of) any right with respect to the Common Units or other Partnership Interests (as defined in the Merger Agreement).

Item 5.01	Change in Control of Registrant.

To the extent applicable, the information included under Item 1.01 and Item 2.01 above and under Item 5.03 below are incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors of the General Partner

In connection with the Merger and the Conversion, at the Merger Effective Time, Stephen W. Bergstrom, Gerald A. Tywoniuk, John F. Erhard, Peter A. Fasullo, Donald R. Kendall, Jr., Daniel R. Revers, Joseph W. Sutton and Lucius H. Taylor (collectively, the “Resigning Directors”) resigned as directors of the General Partner. The decision of each of the Resigning Directors to resign as a director of the General Partner was not the result of any disagreement with the General Partner or the Partnership on any matter relating to the operations, internal controls, policies or practices of the General Partner or the Partnership, and was solely as a result of the Merger and the related transactions described in this Current Report on Form 8-K.

Resignation of Officers of the General Partner

In connection with the Merger, at the Merger Effective Time, Louis Dorey, Eric T. Kalamaras, Rene L. Casadaban, Christopher B. Dial and Karen S. Acree (collectively, the “Resigning Officers”) resigned their positions (but not employment) as Interim President and Chief Executive Officer of the General Partner, Senior Vice President and Chief Financial Officer of the General Partner, Senior Vice President and Chief Operating Officer of the General Partner, Senior Vice President, General Counsel and Chief Compliance Officer of the General Partner and Vice President and Chief Accounting Officer of the General Partner, respectively. The decision of each of the Resigning Officers to resign as officers of the General Partner was not the result of any disagreements between any Resigning Officer and the Partnership or the General Partner or any officer or director of the Partnership or the General Partner and was solely as a result of the Merger and the related transactions described in this Current Report on Form 8-K.

Appointment of Officers of Third Coast Midstream, LLC

As a result of the Conversion and GP Merger, the business and affairs of the Partnership will be overseen by the General Partner as sole member of the Registrant. Following the GP Merger Effective Time, the General Partner appointed Matthew W. Rowland as President and Chief Executive Officer of the Registrant, Rene L. Casadaban as Senior Vice President and Chief Operating Officer of the Registrant, Ryan K. Rupe as Senior Vice President and Chief Commercial Officer of the Registrant, Karen S. Acree as Vice President and Chief Accounting Officer of the Registrant, and Stephen Ciupak as Vice President – Finance of the Registrant (collectively, the “Registrant Officers”).

Mr. Rowland, 50, previously served as Senior Vice President at CIMA ENERGY, LP a wholly owned subsidiary of Mitshubishi Corporation from 2017 to 2019, where he was responsible for managing feed gas for Mitsubishi’s position in the Cameron LNG facility. Mr. Rowland also previously served as the chief operating officer of the General Partner from 2013 to 2016. Prior to his appointment with the General Partner, Mr. Rowland was a founder and Managing Director at High Point Energy, LLC (“HPE”) from 2009 to 2013. Prior to HPE, Mr. Rowland served as Vice President, Asset Optimization for CIMA ENERGY, LTD. from 2003 through 2009. Mr. Rowland began his career with Tenneco/El Paso, where he held various operational and commercial roles from 1986 to 2003. Mr. Rowland received a B.S. in Mechanical Engineering from Texas A&M University in 1985.

Mr. Casadaban, 49, has 27 years of midstream project management and business development experience for onshore, offshore and deepwater pipeline systems. Mr. Casadaban has served as the Senior Vice President and Chief Operating Officer of the General Partner since 2017. From 2014 to 2017, Mr. Casadaban served as the Chief Operating Officer for Summit Midstream Partners, LP (“Summit”). Prior to joining Summit, Mr. Casadaban worked for Enterprise Products as the Director for Deepwater Business Development of floating production platforms and offshore pipelines. Mr. Casadaban has also served as an independent consultant to ExxonMobil Corporation and GulfTerra Energy Partners, LP for Gulf of Mexico and international pipeline projects. Prior to such roles, Mr. Casabadan was employed at Land and Marine Engineering Limited, and was responsible for managing domestic and international pipeline river crossings and beach approaches by horizontal directional drilling. Mr. Casadaban began his career as a Field Engineer for McDermott International Inc. He currently serves on the board of directors of Angel Reach and holds a Bachelor of Science in Building Construction from Auburn University.

Mr. Rupe, 43, has served as Vice President—Natural Gas Services and Offshore Pipelines of the Partnership since March 2017 and has served in other capacities with the Partnership since 2012. Previously, Mr. Rupe served as Vice President of Natural Gas Services and Offshore Pipelines and as the Partnership’s Vice President of Commercial Operations of the Partnership. Prior to his appointment as an officer of the Partnership, he was a partner and served as Director of Commercial Operations for High Point Energy, LLC (“High Point Energy”). Mr. Rupe joined High Point Energy from CIMA Energy, where he was an owner and served as Director of Gulf Coast Trading and Gas Scheduling. Mr. Rupe is a graduate of Texas A&M University.

Ms. Acree, 62, has over thirty-six years of experience in financial and management accounting. Ms. Acree has served in this capacity for the General Partner since April 2018. Ms. Acree previously served as the Chief Accounting Officer for Jones Energy, Inc. in Austin, Texas, from 2015 to 2018. Prior to Jones Energy, Inc., she served as Vice President, Controller and Chief Accounting Officer for W&T Offshore, Inc. from 2007 to 2015. Ms. Acree holds a B.B.A. in Accounting from Texas Tech University and is a Certified Public Accountant licensed in Texas.

Mr. Ciupak, 40, has over fifteen years of financial analysis and corporate finance experience including twelve years of midstream corporate finance experience. Mr. Ciupak has served as the Partnership’s Senior Director Corporate Finance since 2016. Prior to joining the Partnership, Mr. Ciupak was the Director of Financial Planning and Analysis at Azure Midstream Energy, LLC (“Azure”) from July 2014 through November 2016, and from 2006 through 2014, he served in various capacities at Atlas Pipeline Partners, LP. Mr. Ciupak holds a B.A. in Accountancy from the University of Oklahoma and a Master of Energy Business from the University of Tulsa.

There are no arrangements or understandings between any of the Registrant Officers and any other person pursuant to which such officer was appointed. There are no family relationships between any Registrant Officer and any director or executive officer of the Registrant, and none of the Registrant Officers has any direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 23, 2019, the Registrant filed a Certificate of Merger (the “Partnership Merger Certificate”) with the Secretary of State of the State of Delaware (the “DE Secretary of State”) to effect the Merger. Thereafter, to implement the Conversion, the Registrant filed with the DE Secretary of State a Certificate of Conversion and, in its capacity as the sole and managing member of the Registrant, the General Partner filed with the DE Secretary of State a Certificate of Formation.

At the Conversion Effective Time, the Registrant converted from a Delaware limited partnership to a Delaware limited liability company pursuant to a plan of conversion (the “Plan of Conversion”) and the Certificate of Formation and the Registrant LLCA became effective.

Immediately thereafter, the General Partner filed a Certificate of Merger (the “GP Merger Certificate”) with the DE Secretary of State to effect the GP Merger.

The foregoing description of the Partnership Merger Certificate, the Certificate of Formation, the GP Merger Certificate and the Certificate of Conversion does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreements, copies of which are filed as Exhibits 3.2, 3.3, 3.5 and 3.6 respectively, to this Current Report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated July 23, 2019, by and between Anchor Midstream Acquisition, LLC and Third Coast Midstream Holdings, LLC.

2.2*	Agreement and Plan of Merger, dated March 17, 2019 by and among American Midstream Partners, LP, American Midstream GP, LLC, Anchor Midstream Acquisition, LLC, Anchor Midstream Merger Sub, LLC, and High Point Infrastructure Partners, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (Commission File No. 001-35257) filed on March 18, 2019).

3.1	Sixth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP, dated July 23, 2019.

3.2	Certificate of Merger of American Midstream Partners, LP into Anchor Midstream Sub, LLC dated July 23, 2019.

3.3	Certificate of Formation of Third Coast Midstream, LLC dated July 23, 2019.

3.4	Limited Liability Company Agreement of Third Coast Midstream, LLC dated July 23, 2019.

3.5	Certificate of Merger of Third Coast Midstream Holdings, LLC into Anchor Midstream Acquisition, LLC dated July 23, 2019.

3.6	Certificate of Conversion of Third Coast Midstream, LLC, dated July 23, 2019.

10.1	Redemption Agreement, dated July 18, 2019, by and between American Midstream GP, LLC and American Midstream Partners, LP.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 23, 2019

THIRD COAST MIDSTREAM, LLC

By:	/s/ Christopher B. Dial
Name:	Christopher B. Dial
Title:	Senior Vice President and General Counsel

[Signature Page to Form 8-K]